UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2020
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street
Boston	Massachusetts	02111
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	(617)	786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRC.CL	New York Stock Exchange
Non-Cumulative Perpetual Preferred Stock, Series C, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.    Regulation FD Disclosure.
On February 27, 2020, at 9:20 a.m. (EST), Louis D. Maiuri, State Street Corporation’s Executive Vice President and Chief Operating Officer, and Eric W. Aboaf, State Street Corporation's Executive Vice President and Chief Financial Officer, will participate in the Credit Suisse Annual Financial Services Forum in Miami.

The slides that Mr. Maiuri will present and related information are furnished herewith as Exhibit 99.1 and are incorporated herein by reference. The webcast of the presentation will be accessible on State Street's Investor Relations website at http://investors.statestreet.com.

The information in this Item 7.01, and in Exhibit 99.1 attached to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Item 7.01, such Exhibit 99.1 or any of the information contained therein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

	Exhibit No.	Exhibit Description
	99.1	Slides for the presentation by Louis D. Maiuri at the Credit Suisse Annual Financial Services Forum on February 27, 2020 (such Exhibit 99.1 is furnished and not filed)
*	104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Submitted electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ IAN W. APPLEYARD
		Name:	Ian W. Appleyard
		Title:	Executive Vice President, Global Controller and Chief Accounting Officer
Date:	February 27, 2020